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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 20, 2002
                                (Date of report)


                                   ILIVE, INC.

         Nevada                   0-27121                          95-4783826
(State of Incorporation)   (Commission File Number)            (IRS Employer ID)


                      2102 Business Center Drive, Ste. 130
                                Irvine, CA 92612
                    (Address of principle executive offices)


                                 (949) 660-0099
                               (Telephone number)



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ITEM 5.

OTHER EVENTS


         In our Form 10-KSB for the period ending December 31, 2001, filed on March 26, 2002, we listed Gennady Levtchenko as the Chief Operating Officer. While Mr. Levtchenko is our manager of operations, he is not and has never been an executive officer of iLive, Inc. In all future reports, Gennady Levtchenko will be referred to as our General Manager of Operations so not to cause any potential confusion.







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                                   ILIVE, INC.
                                  (REGISTRANT)


DATED:  JUNE 20, 2002
                                                         /S/ ALBERT AIMERS
                                                         -----------------------
                                                         By: Albert Aimers
                                                         Chief Executive Officer